UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023 (February 7, 2023)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 7, 2023 Wolverine World Wide, Inc., a Delaware corporation, and certain of its subsidiaries, including Keds, LLC, a Massachusetts limited liability company, SR Holdings, LLC, a Delaware limited liability company, Wolverine Outdoors, Inc., a Michigan corporation, and Wolverine Distribution, Inc., a Delaware corporation (collectively, the “Sellers”) entered into an asset purchase agreement (the “Asset Purchase Agreement”), with Designer Brands, Inc., an Ohio Corporation (the “Buyer”) pursuant to which the Buyer agreed to purchase the global Keds business, other than the Excluded Assets (as defined in the Asset Purchase Agreement), and to assume certain related liabilities. The sale has an effective date of February 4, 2023, in accordance with the terms and conditions of the Asset Purchase Agreement. The purchase price for the purchased assets, which was paid by the Buyer in cash, was approximately $83.6 million, subject to customary post-closing purchase price adjustments, as specified in the Asset Purchase Agreement.

Each of the Sellers and the Buyer made customary representations and warranties in the Asset Purchase Agreement and agreed to customary covenants, including, among other things, with respect to the conduct of the Keds business prior to the closing of the acquisition. The parties also agreed to customary indemnities for a transaction of this type.

The parties also entered into related transaction agreements at the closing, as specified in the Asset Purchase Agreement, including a transition services agreement.

The foregoing summary of the Asset Purchase Agreement is not a complete description and is qualified in its entirety by reference to the terms and conditions of such agreement, to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated February 8, 2023.

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2023	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Executive Vice President, Chief Financial Officer and Treasurer

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